SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 1, 1996
          ------------------------------------------------------------


                             FLEET MORTGAGE GROUP, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                 -----------------------------------------------
                 (State or other jurisdiction of incorporation)


              1-11268                               05-0483692
        ----------------------------------------------------------------
         (Commission File Number)      (IRS Employer Identification No.)


          1333 Main Street, Columbia, South Carolina            29201
          -------------------------------------------------------------
          (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code: 803-929-7900
                                                            ------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.           Other Events.
                  -------------

                           On May 1, 1996, Fleet Financial  Group,  Inc.("FFG"),
                  the sole stockholder of the Registrant, executed a Second Supplemental Indenture dated May 1, 1996, among Fleet Mortgage Group, Inc. ("FMG"), FFG, as Guarantor, and The Bank of New York, Trustee ( the "Second Supplemental Indenture") to the Indenture dated August 1, 1992 and supplemented as of April 30, 1995 between FMG and NationsBank of Georgia, National Association, Trustee (the "Indenture"). Pursuant to the terms of the Second Supplemental Indenture, FFG guaranteed all of the debt of the Registrant issued or issuable pursuant to the terms of the Indenture.

Item 7.           Financial Statements and Other Exhibits.
                  ----------------------------------------

                  Exhibit No.       Description
                  -----------       -----------

                  Exhibit 4(c) Second Supplemental Indenture dated May 1, 1996, among FMG, FFG, as Guarantor, and The Bank of New York, Trustee to the
                                    Indenture   dated   August   1,   1992   and
                                    supplemented as of April 30, 1995 between FMG and NationsBank of Georgia, National Association, Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                     FLEET MORTGAGE GROUP, INC.
                                              Registrant




                                     By:  /s/Peter F. Makowiecki
                                        ---------------------------
                                          Peter F. Makowiecki
                                          Senior Vice President
                                          and Controller


Dated:  May 13, 1996

                                  EXHIBIT INDEX

Exhibit No.    Description                                                Page

Exhibit 4 (c)  Second Supplemental Indenture dated May 1, 1996, among
               Fleet Mortgage Group, Inc., Fleet Financial Group, Inc., as Guarantor, and The Bank of New York, Trustee to the Indenture dated August 1, 1992 and supplemented as of April 30, 1995 between Fleet Mortgage Group, Inc. and NationsBank of Georgia, National Association, Trustee.